UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
CHIPOTLE MEXICAN GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)
610 Newport Center Drive, Suite 1100
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 524-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Chipotle Mexican Grill, Inc. (“Chipotle”) held its 2025 annual meeting of shareholders on June 11, 2025 (the “Annual Meeting”). At the Annual Meeting, 1,183,218,381 shares of common stock were represented in person or by proxy. Final voting results for each proposal are set forth below.
Election of Directors
1. Chipotle shareholders elected each of the nine (9) director nominees to the Board of Directors, to serve for a one-year term. There were 93,175,913 broker non-votes.

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN
Albert Baldocchi	1,046,790,585	42,695,673	556,210
Scott Boatwright	1,088,489,339	978,896	574,233
Matthew Carey	1,082,185,885	7,295,445	561,138
Patricia Fili-Krushel	1,045,664,834	43,840,107	537,527
Laura Fuentes	1,077,655,795	11,857,859	528,814
Mauricio Gutierrez	1,077,795,813	11,698,255	548,400
Robin Hickenlooper	1,048,300,388	41,187,030	555,050
Scott Maw	1,074,766,164	12,344,415	2,931,889
Mary Winston	1,073,790,005	15,710,606	541,857
Other Proposals
2. The shareholders approved, on a nonbinding, advisory basis, the compensation paid to Chipotle’s executive officers, as disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
603,124,052	484,840,689	2,077,727	93,175,913
3. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Chipotle’s independent registered public accounting firm for the year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,072,587,486	110,040,704	590,191	N/A
4. The shareholders did not approve a shareholder proposal requesting an independent board chair.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
201,362,712	887,561,486	1,118,270	93,175,913

Item 9.01 Financial Statements and Exhibits.
Exhibit Index

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

June 13, 2025	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer